Exhibit 99.1

Palo Alto Networks Reports Fiscal Second Quarter 2014 Financial Results

•	Fiscal second quarter total revenue grows 46 percent year-over-year to reach a record $141.1 million

•	Billings grow 50 percent year-over-year to reach record $186.7 million

•	Recurring subscription and services revenue grows 74 percent year-over-year to reach a record $60.2 million

•	Deferred revenue grows 72 percent year-over-year to reach a record $324.6 million

SANTA CLARA, Calif., February 24, 2014 – Palo Alto Networks, Inc. (NYSE: PANW) today announced financial results for its fiscal second quarter of 2014 ended January 31, 2014.

Total revenue for the fiscal second quarter grew 46 percent year-over-year to a record $141.1 million, compared with $96.5 million in the fiscal second quarter of 2013. GAAP net loss for the fiscal second quarter was $39.9 million, or $0.55 per diluted share, compared with a net loss of $2.6 million, or $0.04 per diluted share, in the fiscal second quarter of 2013.

Palo Alto Networks recorded fiscal second quarter non-GAAP net income of $7.8 million, or $0.10 per diluted share, compared with non-GAAP net income of $4.1 million, or $0.05 per diluted share, in the fiscal second quarter of 2013. A reconciliation between GAAP and non-GAAP information is contained in the tables below.

“We reported very good Q2 results, driven by strong customer demand for our integrated and automated enterprise security platform,” said Mark McLaughlin, president and chief executive officer of Palo Alto Networks. “Enterprises around the world are accelerating their investments in security to enable them to improve their business and protect them against the risks stemming from cyber attacks. We see evidence of this in continued new customer adoption and rapid expansion of our platform among existing customers.”

“Our business model is benefitting from higher attach rates of our SaaS-based subscription services, which, combined with continued strong product growth, contributed to record billings, revenue and deferred revenue,” said Steffan Tomlinson, chief financial officer of Palo Alto Networks. “Non-GAAP gross margin, operating margin and free cash flow expanded both sequentially and year-over-year, and we finished the quarter with $501 million in cash, cash equivalents and investments.”

Recent Highlights

•	Awarded Global Partner of the Year by VMware, which underscores the nature of the strategic partnership we have developed with VMware to transform security for the software-defined data center.

•	Completion of our first acquisition: Morta Security, which brings to our portfolio a team of cybersecurity experts and technologies that will enhance the detection and prevention capabilities of our platform.

•	Delivery of PAN-OS 6.0, which raises the bar on helping our customers protect their networks from sophisticated cyber attacks with advanced threat detection and prevention capabilities, among 60+ additional feature enhancements.

•	Unveiling of the PA-7050, which supports up to 120 Gbps, representing the most powerful next-generation firewall in the industry designed from the ground up to safely enable applications throughout enterprise networks – from the edge of the enterprise to the data center.

Conference Call Information

Palo Alto Networks will host a conference call for analysts and investors to discuss its fiscal second quarter of 2014 results and outlook for its fiscal third quarter of 2014 today at 8:00 a.m. Eastern time / 5:00 a.m. Pacific time. Open to the public, investors may access the call by dialing (877) 703-6104 or (857) 244-7303 and entering the passcode 10737720. A live audio webcast of the conference call along with supplemental financial information will also be accessible from the “Investors” section of the company’s website at investors.paloaltonetworks.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available two hours after the call and will run for five business days and may be accessed by dialing (888) 286-8010 or (617) 801-6888 and entering passcode 20172716.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding continued momentum in the company’s business. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: Palo Alto Networks’ limited operating history; risks associated with Palo Alto Networks’ rapid growth, particularly outside of the U.S.; rapidly evolving technological developments in the market for network security products; and general market, political, economic and business conditions.

Additional risks and uncertainties that could affect Palo Alto Networks’ financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the company’s quarterly report on Form 10-Q filed with the SEC on December 5, 2013, which is available on the company’s website at investors.paloaltonetworks.com and on the SEC’s website at www.sec.gov. Additional information will also be set forth in other filings that the company makes with the SEC from time to time. All forward-looking statements in this press release are based on information available to the company as of the date hereof, and Palo Alto Networks does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Non-GAAP Financial Measures

Palo Alto Networks has provided in this release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). The company uses these non-GAAP financial measures internally in analyzing its financial results and believes that the use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing the company’s financial results with other companies in its industry, many of which present similar non-GAAP financial measures.

Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. A reconciliation of the company’s non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.

Non-GAAP net income and diluted net income per share. Palo Alto Networks defines non-GAAP net income as net income (loss) plus share-based compensation expense, tax adjustments related to the valuation allowance on deferred tax assets, expenses related to IP litigation, a payment for the mutual release of claims, and acquisition related costs. Palo Alto Networks believes that excluding these items provides management and investors with greater visibility into the underlying performance of the company’s core business operating results, meaning its operating performance excluding these items and, from time to time, other discrete charges that are infrequent in nature, over multiple periods. The company also excludes from non-GAAP net income and non-GAAP diluted net income per share the tax effects, including income tax and payroll tax, associated with these items in order to provide a complete picture of the company’s recurring core business operating results. Without excluding these tax effects, investors would only see the gross effect that excluding these expenses had on the company’s operating results.

Billings. Palo Alto Networks defines billings as total revenue plus the change in deferred revenue during the period. The company’s management monitors billings because billings drive deferred revenue, which is an important indicator of the health and visibility of the company’s business. The company considers billings to be a useful metric for management and investors, particularly as sales of subscriptions increase and the company experiences strong renewal rates for subscriptions and support and maintenance.

Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, many of the adjustments to the company’s GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in the company’s financial results for the foreseeable future, such as share-based compensation. Share-based compensation is an important part of Palo Alto Networks employees’ compensation and impacts their performance. In addition, the billings metric reported by the company includes amounts that have not yet been recognized as revenue. The components that Palo Alto Networks excludes in its calculation of non-GAAP financial measures may differ from the components that its peer companies exclude when they report their non-GAAP results of operations. Palo Alto Networks compensates for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures. In the future, the company may also exclude non-recurring expenses and other expenses that do not reflect the company’s core business operating results.

About Palo Alto Networks

Palo Alto Networks is leading a new era in cybersecurity by protecting thousands of enterprise, government, and service provider networks from cyber threats. Unlike fragmented legacy products, our security platform safely enables business operations and delivers protection based on what matters most in today’s dynamic computing environments: applications, users, and content. Find out more at www.paloaltonetworks.com.

Palo Alto Networks and the Palo Alto Networks Logo are trademarks of Palo Alto Networks, Inc. in the United States and in jurisdictions throughout the world. All other trademarks, trade names or service marks used or mentioned herein belong to their respective owners.

Media Contact:

Jennifer Jasper Smith

Head of Corporate Communications

Palo Alto Networks

408-638-3280

jjsmith@paloaltonetworks.com

Investor Relations Contact:

Kelsey Turcotte

Vice President of Investor Relations

408-753-3872

kturcotte@paloaltonetworks.com

Chris Danne/Maria Riley

The Blueshirt Group

415-217-7722

ir@paloaltonetworks.com

Palo Alto Networks, Inc.

Preliminary Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended January 31,		Six Months Ended January 31,
	2014	2013	2014	2013
Revenue:
Product	$80,823	$61,944	$156,308	$117,458
Services	60,245	34,555	112,940	64,975

Total revenue	141,068	96,499	269,248	182,433
Cost of revenue:
Product	20,221	16,636	38,175	31,052
Services	17,283	10,982	33,136	20,756

Total cost of revenue	37,504	27,618	71,311	51,808

Total gross profit	103,564	68,881	197,937	130,625
Operating expenses:
Research and development	24,253	15,495	44,146	28,807
Sales and marketing	76,734	45,796	144,100	88,403
General and administrative	39,733	9,747	53,858	18,703

Total operating expenses	140,720	71,038	242,104	135,913

Operating loss	(37,156)	(2,157)	(44,167)	(5,288)
Interest income	187	116	347	214
Other expense, net	(371)	(60)	(134)	(230)

Loss before income taxes	(37,340)	(2,101)	(43,954)	(5,304)
Provision for income taxes	2,606	512	3,853	824

Net loss	$(39,946)	$(2,613)	$(47,807)	$(6,128)

Net loss attributable to common stockholders	$(39,946)	$(2,613)	$(47,807)	$(6,128)

Net loss per share attributable to common stockholders, basic and diluted	$(0.55)	$(0.04)	$(0.66)	$(0.09)

Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	72,854	67,651	72,260	67,225

Palo Alto Networks, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended January 31,		Six Months Ended January 31,
	2014	2013	2014	2013
GAAP net loss	$(39,946)	$(2,613)	$(47,807)	$(6,128)
Share-based compensation expense	21,000	8,754	35,411	17,096
Share-based payroll tax expense	2,355	—	2,620	—
Acquisition related costs	3,864	—	3,864	—
Payment for mutual release of claims	20,000	—	20,000	—
Litigation expense [a]	2,653	390	4,542	1,039
Income tax related to the above	(2,156)	(2,413)	(4,690)	(4,568)

Non-GAAP net income	$7,770	$4,118	$13,940	$7,439

GAAP net loss per share, diluted	$(0.55)	$(0.04)	$(0.66)	$(0.09)
Share-based compensation expense	0.29	0.12	0.47	0.24
Share-based payroll tax expense	0.03	—	0.04	—
Acquisition related costs	0.05	—	0.05	—
Payment for mutual release of claims	0.27	—	0.28	—
Litigation expense [a]	0.04	—	0.06	0.01
Income tax related to the above	(0.03)	(0.03)	(0.06)	(0.06)

Non-GAAP net income per share, diluted	$0.10	$0.05	$0.18	$0.10

GAAP weighted-average shares used to compute net loss per share, diluted	72,854	67,651	72,260	67,225
Weighted-average effect of potentially dilutive securities	5,329	9,833	5,427	10,430

Non-GAAP weighted-average shares used to compute net income per share, diluted	78,183	77,484	77,687	77,655

[a]	IP litigation expenses are attributed to ongoing IP litigation with Juniper

	Three Months Ended January 31,		Six Months Ended January 31,
	2014	2013	2014	2013
Revenue	$141,068	$96,499	$269,248	$182,433
Change in deferred revenue	45,635	27,775	75,361	52,375

Billings	$186,703	$124,274	$344,609	$234,808

Palo Alto Networks, Inc.

Preliminary Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	January 31, 2014	July 31, 2013
Assets
Current assets:
Cash and cash equivalents	$261,867	$310,614
Short-term investments	176,345	109,007
Accounts receivable, net	86,090	87,461
Prepaid expenses and other current assets	30,985	22,617

Total current assets	555,287	529,699
Property and equipment, net	45,735	32,086
Long-term investments	63,105	17,314
Other assets	24,899	6,507

Total assets	$689,026	$585,606

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$10,341	$15,544
Accrued and other liabilities	20,425	14,609
Accrued compensation	29,713	22,004
Deferred revenue	202,330	153,945

Total current liabilities	262,809	206,102
Deferred revenue - non-current	122,261	95,285
Other long-term liabilities	19,512	11,799
Stockholders’ equity:
Common stock	7	7
Additional paid-in capital	441,475	381,703
Accumulated other comprehensive gain (loss)	43	(16)
Accumulated deficit	(157,081)	(109,274)

Total stockholders’ equity	284,444	272,420

Total liabilities and stockholders’ equity	$689,026	$585,606

Palo Alto Networks, Inc.

Preliminary Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended January 31,
	2014	2013
Cash flows from operating activities
Net loss	$(47,807)	$(6,128)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	7,082	4,468
Amortization of investment premiums, net of accretion of purchase discounts	747	822
Share-based compensation for equity based awards	38,729	17,030
Excess tax benefit from share-based compensation	(674)	(106)
Changes in operating assets and liabilities:
Accounts receivable, net	1,371	(22,944)
Prepaid expenses and other assets	(6,207)	(7,290)
Accounts payable	(4,387)	1,716
Accrued and other liabilities	16,062	17,640
Deferred revenue	75,361	52,375

Net cash provided by operating activities	80,277	57,583
Cash flows from investing activities
Purchase of property, equipment, and other assets	(25,483)	(10,236)
Purchase of investments	(249,803)	(252,633)
Proceeds from sales of investments	6,630	13,491
Proceeds from maturities of investments	129,096	57,150
Acquisitions, net of cash	(10,102)	—

Net cash used in investing activities	(149,662)	(192,228)
Cash flows from financing activities
Excess tax benefit from share-based compensation	674	106
Proceeds from exercise of stock options	14,085	2,554
Proceeds from employee stock purchase plan	5,988	—
Repurchase of restricted common stock from employees	(109)	(35)
Payments of initial public offering costs	—	(2,698)

Net cash provided by (used in) financing activities	20,638	(73)
Net decrease in cash and cash equivalents	(48,747)	(134,718)
Cash and cash equivalents - beginning of period	310,614	322,642

Cash and cash equivalents - end of period	$261,867	$187,924